FOR IMMEDIATE RELEASE Contacts: Media Relations

Tina Barry, (972) 673-7931

Greg Artkop, (972) 673-8470

Investor Relations

Aly Noormohamed, (972) 673-6050

DR PEPPER SNAPPLE GROUP ANNOUNCES DEBT EXCHANGE AND CASH TENDER OFFERS

OFFERS AIMED AT IMPROVING COMPANY’S DEBT MATURITY PROFILE

COMPANY WILL EXCHANGE UP TO $600 MILLION IN AGGREGATE PRINCIPAL AMOUNT OF 6.82% SENIOR NOTES DUE
2018 FOR A LIKE PRINCIPAL AMOUNT OF NEW NOTES PLUS CASH TO QUALIFIED INSTITUTIONAL BUYERS
AND
IT WILL PURCHASE FOR CASH UP TO $600 MILLION IN AGGREGATE PRINCIPAL AMOUNT OF 6.82% SENIOR NOTES
DUE 2018

Plano, TX, Dec. 1, 2010 – Dr Pepper Snapple Group, Inc. (NYSE: DPS) today announced the commencement of a private offer to exchange up to $600 million in aggregate principal amount of its outstanding 6.82% Senior Notes due 2018 (2018 Notes) for a like principal amount of a new series of Senior Notes due 2020 (Exchange Notes) plus cash (Exchange Offer) and an additional offer to purchase up to $600 million in aggregate principal amount of its 2018 Notes for cash only (Tender Offer).

The offers are being made as part of the company’s overall efforts to improve its debt maturity profile.

The offers are only being conducted pursuant to the terms and subject to the conditions set forth in an offering memorandum, dated December 1, 2010, and the related letter of transmittal. The Exchange Offer is only made to holders of 2018 Notes who certify their status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933. The Tender Offer is being made to all holders of 2018 Notes. Both offers are subject to proration and will expire at 11:59 p.m., New York City time, on December 29, 2010, unless extended or earlier terminated by the company. Tenders of 2018 Notes submitted in either offer prior to 5:00 p.m., New York City time, on December 9, 2010, subject to any extension by the company (Withdrawal Deadline), may be validly withdrawn at any time prior to the Withdrawal Deadline, but such tenders will be irrevocable thereafter, except in certain limited circumstances where additional withdrawal rights are required by law. Tenders submitted in either offer after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law.

Depending on market conditions and other considerations, the company intends to fund the cash consideration in the Tender Offer (other than premiums above the par amount, which will be paid with cash on hand) with proceeds from the issuance of a new series of senior, unsecured debt securities with terms substantially similar to those of the Exchange Notes, except that the company anticipates that such debt securities will have a five year term and will be priced in accordance with general market conditions for debt securities of comparable maturities. Neither offer is an offer to sell or a solicitation of an offer to purchase any such debt securities. The offers are not conditioned on the completion of the issuance of any debt securities and the company may, in its sole discretion, elect to fund the cash consideration included in the Tender Offer with cash on hand.

The consideration to be received in the Exchange Offer (Total Exchange Consideration) will be determined based on the fixed spread specified in the table below over the yield on the Reference Treasury Security specified in the table below (Reference Treasury Security). For illustrative purposes, the following table also sets forth the hypothetical Total Exchange Consideration to be received in the Exchange Offer had the Total Exchange Consideration been determined as of 10:00 a.m., New York City time, on December 1, 2010.

Title of 2018					Exchange Fixed		Hypothetical Total
Notes to be		Outstanding	Reference Treasury	Bloomberg Reference	Spread	Early Participation	Exchange
Tendered	CUSIPs	Principal Amount	Security	Page	(basis points)	Premium (1)	Consideration (2)
6.82% Senior Notes due 2018	26138EAC3 26138EADI 26138EAH2 U2645FAB6	$1,199,860,000	2.625% due November 15, 2020	PX7	45	$30.00	$1,220.13, of which $1,000 will be paid via issuance of $1,000 principal amount of Exchange Notes and $220.13 in cash

(1)	Per $1,000 principal amount of 2018 Notes tendered and accepted for exchange. The early participation premium is included in the Total Exchange Consideration with respect to 2018 Notes validly tendered before 5:00 p.m., New York City time, on December 9, 2010, subject to any extension by the company, and accepted for exchange.

(2)	Based upon a Reference Yield (as defined in the offering memorandum) of 2.953% and the resulting Exchange Offer Yield (as defined in the offering memorandum) of 3.403%; excludes accrued and unpaid interest. To receive the Total Exchange Consideration, holders must tender their 2018 Notes pursuant to the Exchange Offer at or prior to 5:00 p.m., New York City time, on December 9, 2010, subject to any extension by the company.

The consideration to be received in the Tender Offer (Total Purchase Consideration) will be determined based on the fixed spread specified in the table below over the yield the Reference Treasury Security. For illustrative purposes, the following table also sets forth the hypothetical Total Purchase Consideration to be received in the Tender Offer had the Total Purchase Consideration been determined as of 10:00 a.m., New York City time, on December 1, 2010.

Title of 2018					Purchase Fixed		Hypothetical Total
Notes to be		Outstanding	Reference Treasury	Bloomberg Reference	Spread	Early Participation	Purchase
Tendered	CUSIPs	Principal Amount	Security	Page	(basis points)	Premium (1)	Consideration (2)
6.82% Senior Notes due 2018	26138EAC3 26138EADI 26138EAH2 U2645FAB6	$1,199,860,000	2.625% due November 15, 2020	PX7	45	$30.00	$1,220.13

(1)	Per $1,000 principal amount of 2018 Notes tendered and accepted for purchase. The early participation premium is included in the Total Purchase Consideration with respect to 2018 Notes validly tendered before 5:00 p.m., New York City time, on December 9, 2010, subject to any extension by the company, and accepted for purchase.

(2)	Based upon a Reference Yield of 2.953% and the resulting Tender Offer Yield (as defined in the offering memorandum) of 3.403%; excludes accrued and unpaid interest. To receive the Total Purchase Consideration, holders must tender their 2018 Notes pursuant to the Tender Offer at or prior to 5:00 p.m., New York City time, on December 9, 2010, subject to any extension by the company.

The consideration to be received pursuant to the offers is expected to be determined at 2:00 p.m., New York City time, on December 9, 2010. The Total Exchange Consideration will be calculated as the value of the remaining payments of principal and interest (less accrued interest) on such 2018 Notes discounted at a rate of 45 basis points over the yield of the Reference Treasury Security, of which $1,000 will be paid via the issuance of $1,000 principal amount of Exchange Notes and the remaining amount will be paid in cash. The Total Purchase Consideration will be calculated as the value of the remaining payments of principal and interest (less accrued interest) on such 2018 Notes discounted at a rate of 45 basis points over the yield of the Reference Treasury Security, all of which will be paid in cash. The Total Exchange Consideration and the Total Purchase Consideration each include an early participation premium of $30.00 in cash per $1,000 principal amount of 2018 Notes. Holders of the 2018 Notes who validly tender their 2018 Notes after 5:00 p.m., New York City time, on December 9, 2010, subject to any extension by the company, will receive the Total Exchange Consideration or Total Purchase Consideration, as the case may be, less the early participation premium.

The interest rate on the Exchange Notes is expected to be determined at 2:00 p.m., New York City time, on December 9, 2010 and will be calculated as 110 basis points over the yield of the Reference Treasury Security.

In addition to the consideration described above, all holders of 2018 Notes validly tendered and accepted for exchange or purchase, as the case may be, will also receive accrued and unpaid interest on those 2018 Notes from the last interest payment date to, but not including, the settlement date with respect to the Exchange Offer or Tender Offer, as the case may be.

Each offer is subject to certain conditions, including the requirement that the company receive valid tenders, not validly withdrawn, of at least $250,000,000 in aggregate principal amount of 2018 Notes pursuant to such offer.

The Exchange Notes have not been registered under the Securities Act or any state securities laws. Therefore, the Exchange Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is for informational purposes only. This press release is not an offer to sell or a solicitation of an offer to buy Exchange Notes or any other security of the company and is issued pursuant to Rule 135c under the Securities Act of 1933. The offers are being made solely by the offering memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law. Any future offer of a new series of debt securities will only be made pursuant to a prospectus supplement to the company’s prospectus dated December 14, 2009, filed as part of the company’s effective shelf registration statement, that meets the requirements of the Securities Act of 1933.

The company has retained D.F. King & Co., Inc. to serve as Exchange and Information Agent for the Offers. Any questions or requests for assistance or requests for documents regarding the tender of 2018 Notes may be directed to D.F. King & Co., Inc at (212) 269-5550 or (800) 628-8536, or via email at drpepper@dfking.com.

Forward-looking statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, statements about future events, plans, strategies, expectations and prospects. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “may,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” or the negative of these terms or similar expressions. These forward-looking statements have been based on our current views with respect to future events and financial performance. Our actual financial performance could differ materially from those projected in the forward-looking statements due to the inherent uncertainty of estimates, forecasts and projections, and our financial performance may be better or worse than anticipated. Given these uncertainties, you should not put undue reliance on any forward-looking statements. All of the forward-looking statements are qualified in their entirety by reference to the factors discussed under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009, our other filings with the Securities and Exchange Commission, and the above-referenced offering memorandum. Forward-looking statements represent our estimates and assumptions only as of the date that they were made. We do not undertake any duty to update the forward-looking statements, and the estimates and assumptions associated with them, after the date of this release, except to the extent required by applicable securities laws.

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